UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2014

TRIUMPH GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12235	51-0347963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

899 Cassatt Road, Suite 210		19312
Berwyn, Pennsylvania		(Zip Code)
(Address of principal executive offices)

(610) 251-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 12, 2014, the Board of Directors of Triumph Group, Inc. (the “Company”) elected Jeffrey L. McRae as Senior Vice President and Chief Financial Officer of the Company.
Mr. McRae served as President of Triumph Aerostructures - Vought Aircraft Division since October 2013, having previously served as President of Triumph Aerostructures - Vought Integrated Programs Division and Chief Financial Officer for Triumph Aerostructures - Vought Aircraft Division, a position he had assumed upon the completion of Triumph’s acquisition of Vought Aircraft Industries, Inc. in June 2010. Prior to the acquisition, Mr. McRae had served as Vought’s Vice President of Business Operations. Prior to joining Vought, Mr. McRae spent 20 years with BAE Systems (formerly United Defense) and its legacy companies, most recently as interim President and General Manager for the Armament Systems Division (ASD). During his career, he held a series of financial management positions, including Director of Finance for ASD, Chief Financial Officer for joint ventures in Turkey and Saudi Arabia, Director of a payroll and benefits shared services center, and Plant Controller for a production facility. Mr. McRae earned his bachelor’s degree in accounting from Michigan State University and began his career with KPMG in Lansing, Michigan.
Mr. McRae’s compensation and benefits will include the following:

•	Annual base salary of $400,000.

•	Fiscal year cash bonus opportunity of between 70% and 140% of his annual salary for the applicable fiscal year, based on the Company’s performance.

•	A grant of performance-based restricted stock having a value consistent with program parameters approved by the Company’s Compensation and Management Development Committee.

•	Relocation and temporary living expenses as approved by the Company’s President and Chief Executive Officer.

•	An annual allowance for tax preparation fees.
Mr. McRae will also receive other benefits generally available to the Company’s employees, which may be modified or changed in the future to meet changing business needs.
Mr. McRae’s employment with the Company will not be for any set term and may be modified by mutual agreement or terminated by either Mr. McRae or the Company at any time.  The at-will nature of Mr. McRae’s employment can be modified only in a writing signed by him and the Company.
Except as disclosed above, there are no arrangements or understandings between Mr. McRae and any other person pursuant to which he was appointed as an officer, and there are no relationships between Mr. McRae and the Company that would require disclosure under Item 404(a) of Regulation S-K of the Securities Exchange Act of 1934, as amended.
Item 9.01     Financial Statements and Exhibits
99.1    Press release dated February 12, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 12, 2014	TRIUMPH GROUP, INC.

		By:	/s/ John B. Wright, II
John B. Wright, II
Vice President, General Counsel and Secretary

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